                                                                   EXHIBIT 10.17

                             PREVIEW SYSTEMS, INC.

                  SERIES G PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------

          This Series G Preferred Stock Purchase Agreement (the "Agreement") is
                                                                 ---------
made as of the 2nd day of July 1999 by and among Preview Systems, Inc., a Delaware corporation (the "Company"), and the investors listed on Exhibit A
                           -------                                ---------
attached hereto (each a "Purchaser" and together the "Purchasers").
                         ---------                    ----------

          The parties hereby agree as follows:

          1.  Purchase and Sale of Preferred Stock.
              ------------------------------------

              1.1  Sale and Issuance of Series G Preferred Stock.
                   ---------------------------------------------

                   (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) the Third Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "Restated Certificate").
          ---------       --------------------

                   (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase from the Company at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Series G Preferred Stock set forth opposite each such Purchaser's name on Exhibit A attached hereto at a purchase price of $3.36 per share. The shares
   ---------
of Series G Preferred Stock issued to the Purchaser pursuant to this Agreement shall be hereinafter referred to as the "Stock."
                                         -----

              1.2  Closing; Delivery.
                   -----------------

                   (a) The Initial Closing. The initial purchase and sale of the
                       -------------------
Stock will take place at the offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California, at 10:00 a.m. Pacific Time, on July 2, 1999 or at such other time and place as the Company and Purchasers who have agreed to purchase a majority of the Stock at the Initial Closing listed on Exhibit A mutually agree
                                                       ---------
upon (which time and place are referred to in this Agreement as the "Initial
                                                                     -------
Closing").  The Initial Closing, and each Additional Closing under this
-------
Agreement shall constitute a Closing as referred to in this Agreement.

                   (b) Additional Closing(s).
                       ---------------------

                       (i)   Conditions of Additional Closing(s). At any time
                             -----------------------------------
and from time to time during the 45-day period immediately following the Initial Closing (the "Additional Closing Period"), the Company may, at one or more
              -------------------------
additional closings (each an "Additional Closing"), without obtaining the
                              ------------------
signature, consent or permission of any of the Purchasers, offer and sell to other investors ("Additional Purchasers") shares of the Company's Series G
                  ---------------------
Preferred Stock at a price of $3.36 per share. Additional Purchasers may include persons or entities who are already Purchasers under this Agreement.

                     (ii)   Amendments. The Company and the Additional
                            ----------
Purchasers purchasing Series G Stock at each Additional Closing will execute counterpart signature pages to this Agreement, the Rights Agreement (as defined in Section 2.2(d)), and the Co-Sale Agreement (as defined in Section 2.2(d)), and such Additional Purchasers will, upon delivery to the Company of such signature pages, become parties to, and be bound by, this Agreement, the Rights Agreement and the Co-Sale Agreement, each to the same extent as if they had been Purchasers at the Initial Closing. Immediately after each Additional Closing, Exhibit A to this Agreement will be amended to list the Additional Purchasers purchasing shares of Series G Stock hereunder at each such Additional Closing.

                     (iii)  Status of New Purchasers. Upon the completion of
                            ------------------------
each Additional Closing as provided in this Section 2, each Additional Purchaser will be deemed to be a "Purchaser" for all purposes of this Agreement and an "Investor" for all purposes under the Rights Agreement and Co-Sale Agreement.

     2.    Representations and Warranties of the Company.  The Company hereby
           ---------------------------------------------
represents and warrants to each Purchaser that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit C, which exceptions shall be
                                          ---------
deemed to be representations and warranties as if made hereunder:

           2.1  Organization, Good Standing and Qualification.  The Company is a
                ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

           2.2  Capitalization.  The authorized capital of the Company consists,
                --------------
or will consist, immediately prior to the Closing, of:

                (a) 19,136,615 shares of Preferred Stock, of which 8,630,953 shares have been designated Series G Preferred Stock, none of which is issued and outstanding immediately prior to the Closing, 3,200,000 shares have been designated Series F Preferred Stock, 2,325,037 of which are issued and outstanding immediately prior to the Closing, 2,300,000 shares have been designated Series E Preferred Stock, 1,675,811 of which are issued and outstanding, 602,802 shares have been designated Series D Preferred Stock, 598,802 of which are issued and outstanding, 2,550,860 shares have been designated Series C Preferred Stock, 2,500,000 of which are issued and outstanding, 705,000 shares have been designated Series B Preferred Stock, all of which are issued and outstanding, and 1,147,000 Shares of Series A Preferred Stock, all of which are issued and outstanding. In addition, there are outstanding warrants to purchase an aggregate of 50,860 shares of Series C Preferred Stock, and 434,467 shares of Series E Preferred Stock and 5,400 shares of Series F Preferred Stock. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate.

                (b) 35,000,000 shares of Common Stock, 5,450,198 shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of

Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws. The Company has reserved 19,136,615 shares of Common Stock for issuance upon conversion of the Preferred Stock.

                (c) There are outstanding options to purchase 1,711,550 Shares of Common Stock issued pursuant to subsequently terminated stock plans (the "Old
                                                                             ---
Plans"). Under a new 1998 Stock Option Plan (the "New Plan" and, collectively
-----                                             --------
with the Old Plans, the "Plans"), the Company has reserved 2,700,000 shares of
                         -----
Common Stock for issuance to officers, directors, employees and consultants of the Company. Of such reserved shares of Common Stock under the New Plan, there are outstanding options to purchase 2,661,721 shares of Common Stock and 25,880 shares of such reserved shares of Common Stock remain available for issuance to officers, directors, employees and consultants. There are outstanding options to acquire 104,681 shares of Common Stock and warrants to acquire 346,705 shares of Common Stock outside the Plans.

                (d) Except for outstanding options and warrants as set forth in the preceding paragraphs of this Section 2.2, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock, as defined below (other than as set forth in the Third Amended and Restated Rights Agreement in the form attached hereto as Exhibit D the ("Rights Agreement")).
                                         ---------       ----------------

                (e) All issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of any preemptive or similar rights contained in the Certificate of Incorporation or bylaws of the Company. All outstanding shares of the Company's Common Stock and the Stock issued or to be issued under the Agreement have been or will be issued in compliance with applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock has been duly and validly reserved and, when issued in accordance with the Company's Certificate of Incorporation, will be validly issued, fully paid and nonassessable.

           2.3  Subsidiaries.  The Company does not currently own or control,
                ------------
directly or indirectly, any interest in any other corporation, association, or other business entity.

           2.4  Authorization.  All corporate action on the part of the Company,
                -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Rights Agreement, the Amended and Second Amended and Restated Co-Sale Agreement in the form attached hereto as Exhibit E (the "Co-Sale Agreement", and collectively with this Agreement and the
---------       -----------------
Rights Agreement, the "Agreements") by the Company, the performance of all
                       ----------
obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Stock and the Common Stock issuable upon conversion of the Stock (together, the "Securities") has been taken or will be taken prior
                             ----------
to the Closing, and the

Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Rights Agreement may be limited by applicable federal or state securities laws.

           2.5  Valid Issuance of Securities.  The Stock that is being issued to
                ----------------------------
the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

           2.6  Governmental Consents.  No consent, approval, order or
                ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules promulgated thereunder, other applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "Securities Act").
                                                --------------

           2.7  Litigation.  There is no action, suit, proceeding or
                ----------
investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.

           2.8  Patents and Trademarks. The Company owns or possesses sufficient
                ----------------------
legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business as now conducted with no known infringement of or conflict with the rights of others. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company, which have not been fully assigned to the Company.

           2.9  Compliance with Other Instruments.
                ---------------------------------

                (a) The Company is not in violation or default of any provisions of its Restated Certificate or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

                (b) The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement.

           2.10 Agreements; Action.
                ------------------

                (a) There are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

                (b) Except for agreements explicitly contemplated by the Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company or any of its subsidiaries is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its subsidiaries in excess of, $50,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its subsidiaries, (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale or license agreements executed in the normal course of business).

                (c) Neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $50,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its products in the ordinary course of business.

                (d) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Certificate or Bylaws, that adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

                (e) The Company is not currently, and has not engaged in the past three months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any representative of any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than 50% of the voting power of the Company would be disposed of, or
(iii) regarding any other form of liquidation, dissolution or winding up of the Company.

           2.11 Disclosure.  No representation or warranty of the Company
                ----------
contained in that certain Private Placement Memorandum dated April 28, 1999, by the Company offering shares of its Series G Preferred Stock (as updated or supplemented by the Schedule of Exceptions), this Agreement and the exhibits attached hereto or any certificate furnished or to be furnished to Purchasers at the Closing, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

           2.12 No Conflict of Interest.  The Company is not indebted, directly
                -----------------------
or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. None of the

Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

           2.13 Rights of Registration and Voting Rights. Except as contemplated
                ----------------------------------------
in the Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. To the Company's knowledge, no stockholders of the Company have entered into any agreements with respect to the voting of capital shares of the Company.

           2.14 Private Placement.  Subject in part to the truth and accuracy of
                -----------------
the Purchasers' representations set forth in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

           2.15 Title to Property and Assets.  The Company owns its property and
                ----------------------------
assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

           2.16 Financial Statements.  The Company has made available to each
                --------------------
Purchaser its audited balance sheet as of December 31, 1998, its audited statement of operations for the 12-month period then ended, its unaudited statement of operations for the period commencing January 1, 1999 and ending April 30, 1999, and its unaudited balance sheet as of April 30, 1999 (collectively, the "Financial Statements"). The Financial Statements have been
                    --------------------
prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements do not contain any footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to April 30, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnity of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

           2.17 Changes.  Since April 30, 1999, there has not been:
                -------

                (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

                (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

                (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

                (e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

                (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

                (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

                (h) any resignation or termination of employment of any officer or key employee of the Company; and the Company, to the best of its knowledge, does not know of any impending resignation or termination of employment of any such officer or key employee;

                (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

                (j) any mortgage, pledge, transfer of a security interest in or lien created by the Company with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                (l) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

               (m) to the best of the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted); or

               (n) any arrangement or commitment by the Company to do any of the things described in this Section 2.17.

          2.18 Employee Benefit Plans.  The Company does not have any Employee
               ----------------------
Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

          2.19 Tax Returns and Payments.  The Company has filed all tax returns
               ------------------------
and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

          2.20 Insurance.  The Company has in full force and effect fire and
               ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

          2.21 Labor Agreements and Actions.  The Company is not bound by or
               ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

          2.22 Proprietary Information and Inventions Agreements.  Each
               -------------------------------------------------
employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for the Purchasers. The Company, after reasonable investigation, is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation. All consultants to or vendors of the Company with access to confidential information of the Company are parties to a written agreement substantially in the form or forms provided to counsel for the Purchasers under which, among other things, each such consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company. The Company, after reasonable investigation, is not aware that any of its consultants or vendors are in violation thereof, and the Company will use its best efforts to prevent any such violation.

          2.23 Compliance With Laws; Permits.  The Company is not in violation
               -----------------------------
of any applicable statute, regulation, order or restriction of any domestic or foreign government which would materially adversely affect the Company. The Company and each of its subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes that it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          2.24 Corporate Documents.  The Restated Certificate and Bylaws of the
               -------------------
Company are in the form provided to counsel for the Purchasers. The copy of the minute books of the Company provided to the Purchasers' counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

          2.25 Qualified Small Business Stock.  The Company represents and
               ------------------------------
warrants to the Purchasers that, to the best of its knowledge, the Stock should qualify as "Qualified Small Business Stock" as defined in Section 1202(c) of the
            ------------------------------
Internal Revenue Code of 1986, as amended as of the date hereof.

          2.26 Intellectual Property and Products.  The Company represents and
               ----------------------------------
warrants to the Purchasers that, at such time as Dynasoft Publishing Corporation ("Dynasoft") transferred pursuant to the Stock Purchase Agreement (the
  --------
"Agreement"), dated October 1996,  those assets described on Exhibit A to the
 ----------
Agreement (the "Assets"), Dynasoft owned all right, title and interest in, or
                ------
had the right to use, all worldwide industrial and intellectual property rights, including, without limitation, patent applications, patents, patent rights, trademark applications, trademarks, service marks, trade names, service mark applications, trade dress, moral rights, copyright applications, copyrights, licenses, inventions, trade secrets, know-how, customer lists, proprietary processes and formulae, software source and object code, algorithms, architecture, structure, display screens, layouts, development tools, all documentation and media constituting, describing or relating to the above, without limitation, manuals, memoranda and records and other intellectual property and proprietary rights used in or reasonably necessary to the conduct of its business as presently conducted and the business of the development, production, marketing, licensing and sale of commercial products using such intellectual property and proprietary rights ("Dynasoft Intellectual Property").
                                               ------------------------------
The Company represents and warrants to the Purchasers that all Dynasoft Intellectual Property developed by Karl Hirsch and Dynasoft's employees was developed by such persons in the course of Dynasoft's business and not by them in their individual capacity and such individuals do not have any interest in or rights to any Dynasoft Intellectual Property. The

Company represents and warrants to the Purchasers that all Dynasoft Intellectual Property developed by Hirsch prior to the incorporation of Dynasoft was properly assigned by Hirsch at the time of, or following, the incorporation and neither Hirsch nor any other party has any interest in or rights to any Dynasoft Intellectual Property. The Company represents and warrants to the Purchasers that during the period in which Hirsch was developing the Dynasoft Intellectual Property, he was either not employed by any third party or involved in any consulting relationship with any third party or, if such an employment or consulting relationship did exist, the nature of Hirsch's employment was not related in any way to the Dynasoft Intellectual Property. The Company represents and warrants to the Purchasers that Hirsch and Dynasoft were not aware, and are not presently aware, of any infringement of any Dynasoft Intellectual Property by any third party. The Company represents and warrants to the Purchasers that neither Hirsch nor Dynasoft have received any written or oral claim or notice of infringement or potential infringement of the intellectual property of any other person which could be expected to have a material adverse effect on Dynasoft's or Preview's business.

     3.   Representations and Warranties of the Purchasers.  Each Purchaser
          ------------------------------------------------
hereby severally represents and warrants to the Company that:

          3.1  Authorization.  The Agreements, when executed and delivered by
               -------------
the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or
(b) to the extent the indemnification provisions contained in the Rights Agreement may be limited by applicable federal or state securities laws.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser represents that it has full power and authority to enter into this Agreement. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

          3.3  Disclosure of Information.  The Purchaser has had an opportunity
               -------------------------
to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business which it believes to be material.

          3.4  Restricted Securities.  The Purchaser understands that the
               ---------------------
Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          3.5  No Public Market.  The Purchaser understands that no public
               ----------------
market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

          3.6  Legends.  The Purchaser understands that the Securities, and any
               -------
securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

               (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."


               (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

               (c) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

          3.7  Accredited Investor.  The Purchaser is an accredited investor as
               -------------------
defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

          3.8  Foreign Investors.  If the Purchaser is not a United States
               -----------------
person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Stock or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Stock. Such Purchaser's subscription and payment for and continued beneficial ownership of the Stock, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

     4.   Conditions of the Purchasers' Obligations at Closing.  The obligations
          ----------------------------------------------------
of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          4.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.2  Performance.  The Company shall have performed and complied with
               -----------
all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3  Compliance Certificate.  The Chief Executive Officer or Chief
               ----------------------
Financial Officer of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          4.4  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

          4.5  Opinion of Company Counsel.  The Purchasers shall have received
               --------------------------
from Venture Law Group, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit F.
                                      ---------

          4.6  Board of Directors.  As of the Closing, the Board of Directors of
               ------------------
the Company shall be comprised of Bruce Bourbon, Gerard Langeler, Donald L. Lucas, Vincent Pluvinage, R. Douglas Rivers, Heidi Roizen and Gary Rieschel. As of the Closing, the Compensation Committee of the Board of Directors shall consist of Bruce Bourbon, Gerard Langeler and Heidi Roizen. As of the Closing, the Audit Committee of the Board of Directors shall consist of Donald L. Lucas,
R. Douglas Rivers, and Gary Rieschel.

          4.7  Rights Agreement.  The Company and each Purchaser shall have
               ----------------
executed and delivered the Rights Agreement in substantially the form attached as Exhibit D.
   ---------

          4.8  Co-Sale Agreement.  The Company, each Purchaser, Karl Hirsch,
               -----------------
Vincent Pluvinage, Charles Jennings and Frank Tycksen shall have executed and delivered the Co-Sale Agreement in substantially the form attached as Exhibit E.
                                                                      ---------

          4.9  Restated Certificate.  The Company shall have filed the Restated
               --------------------
Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

     5.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  Performance.  All covenants, agreements and conditions contained
               -----------
in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

     6.   Affirmative Covenants of the Company.
          ------------------------------------

     The Company hereby covenants and agrees as follows:

          6.1  Financial Information.  The Company will deliver the following
               ---------------------
reports to each Purchaser for so long as such Purchaser is a holder of not less than 595,238 shares of Stock (or an equivalent number of shares consisting of the Stock or Common Stock issued upon conversion of the Stock, or a combination thereof), as adjusted for recapitalizations, stock splits, stock dividends and the like:

               (a) As soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of stockholders' equity and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by the Company's independent public accountants, which accountants shall be of national recognition and selected by the Board of Directors of the Company.

               (b) As soon as practicable after the end of each fiscal quarter, and in any event within 45 days thereafter, unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal quarter, and unaudited consolidated statements of income and consolidated statements of stockholders' equity and cash flows of the Company and its subsidiaries, if any, for such quarter, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the comparable quarter in the previous fiscal year.

               (c) Contemporaneously with delivery to holders of Common Stock, a copy of each report, proxy statement or other document of the Company delivered to holders of the Company's Common Stock.

          6.2  Additional Information.  As long as a Purchaser (together with
               ----------------------
any affiliate of such Purchaser) holds not less than 595,238 shares of Stock (or an equivalent number of shares consisting of the Stock or Common Stock issued upon conversion of the Stock, or a combination thereof), as adjusted for recapitalizations, stock splits, stock dividends and the like, the Company will mail the following reports to such Purchaser:

               (a) As soon as practicable after the end of each fiscal month, and in any event within 30 days thereafter, an unaudited consolidated balance sheet of the Company as of the end of such month, and unaudited consolidated statements of income and unaudited consolidated statements of cash flow for such month and for the current fiscal year to date (collectively, the "Financial
                                                                  ---------
Statements"). Such Financial Statements shall be prepared in accordance with
----------
generally accepted accounting principles consistently applied (other than accompanying notes and subject to year-end adjustments), all in reasonable detail and all shall include both actual and forecast financial information and all shall be compared against the operating plan of the Company.

               (b) As soon as practicable, but at least 30 days prior to the end of each fiscal year, a budget and operating plan for the next fiscal year, including balance sheets and sources and applications of funds statements and, as soon as prepared, any other budgets, revised budgets, operating plan or revised operating plan prepared by the Company.

               (c) The Company will permit such Purchaser and any of its partners, officers or employees, or any outside representatives designated by such Purchaser and reasonably satisfactory to the Company, to visit and inspect at such Purchaser's expense any of the properties of the Company or its subsidiaries (if any), including their books and records, and to discuss their affairs, finances, and accounts with their officers, lawyers and accountants, all to such reasonable extent and at such reasonable times and intervals as such Purchaser may reasonably request in writing; provided, however, that the Company shall not be obligated to provide any information that it reasonably considers to be a trade secret or to contain confidential information.

          6.3  Transfer of Information Rights.  The information rights set forth
               ------------------------------
in Sections 6.1 and 6.2 may be transferred in any nonpublic transfer of the Stock (or shares of Common Stock issued upon conversion of the Stock), provided that the Company is given written notice of such transfer, and provided further that the right to receive the information set forth in Section 6.2 may only be transferred to a holder of, or affiliated holders who in the aggregate hold, at least 595,238 shares of Stock (or an equivalent number of shares consisting of the Stock or Common Stock issued upon conversion of the Stock, as appropriately adjusted for stock splits and the like). In the event that the Company reasonably determines that provision of information to a transferee pursuant to this Section 6.3 would materially adversely affect its proprietary position, such information may be edited in the manner necessary to avoid such effect.

          6.4  Termination of Covenants.  The covenants set forth in Sections
               ------------------------
6.1, 6.2 6.3, 6.5 and 6.6 shall terminate on and be of no further force or effect upon the earlier of (i) the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act, or (ii) the registration by the Company of a class of its equity securities under Section 12(b) or 12(g) of the Exchange Act.

          6.5  Directors' Meetings.  The Board of Directors shall hold meetings
               -------------------
on a monthly basis until the Company achieves profitability or the Board otherwise agrees.

          6.6  Member of Pricing Committee.  If the Board of Directors
               ---------------------------
establishes a Pricing Committee, the Company shall use its best efforts to ensure that either Heidi Roizen, Gary Rieschel or some other designee of SOFTBANK Technology Ventures IV, L.P. reasonably acceptable to the Chief Executive Officer of the Company, is appointed to such Pricing Committee.

     7.   Voting Agreement.
          ----------------

          7.1  Election and Removal of Directors.
               ---------------------------------

               (a) Board Representation. At each annual meeting of the
                   --------------------
stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Purchasers agree to vote or act with respect to their shares so as to elect two members (with such number decreasing to one after the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act) of the Company's Board of Directors designated by SOFTBANK Technology Ventures IV, L.P. or its affiliates ("SOFTBANK") reasonably
                                                 --------
acceptable to the Chief Executive Officer of the Company so long as SOFTBANK owns at least 1,000,000 shares of the Company's capital stock.

               (b) Appointment of Directors. In the event of the resignation,
                   ------------------------
death, removal or disqualification of a director selected by SOFTBANK, SOFTBANK shall promptly nominate a new director who shall be reasonably acceptable to the Chief Executive Officer of the Company, and, after written notice of the nomination has been given by SOFTBANK to the other parties, each Purchaser shall vote its shares of capital stock of the Company to elect such nominee to the Board of Directors so long as SOFTBANK owns at least 1,000,000 shares of the Company's capital stock.

               (c)  Removal. SOFTBANK may remove its designated director at any
                    -------
time and from time to time, with or without cause (subject to the Bylaws of the Company as in effect from time to time and any requirements of law), in its sole discretion, and after written notice to each of the parties hereto of the new nominee to replace such director (who shall be reasonably acceptable to the Chief Executive Officer of the Company), each Purchaser shall promptly vote its shares of capital stock of the Company to elect such nominee to the Board of Directors so long as SOFTBANK owns at least 1,000,000 shares of the Company's capital stock.

          7.2  Legends.  Each certificate representing shares of the Company's
               -------
capital stock held by the Purchasers or any assignee of the Purchasers shall bear the following legend:

          "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

          7.3  Termination Events.  This provisions of this Section 7 shall
               ------------------
terminate upon the earlier of:

               (a) the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act;

               (b) the registration by the Company of a class of its equity securities under Section 12(b) or 12(g) of the Exchange Act; or

               (c) the sale, conveyance or disposal of all or substantially all of the Company's property or business or if the Company effects any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this
                                                         --------
Section shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

     8.   Miscellaneous.
          -------------

          8.1  Survival of Warranties.  Unless otherwise set forth in this
               ----------------------
Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

          8.2  Transfer; Successors and Assigns.  The terms and conditions of
               --------------------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.3  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          8.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          8.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.6  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as subsequently modified by written
                  ---------
notice, and, if to the Company, with a copy to Venture Law Group, A Professional Corporation 2800 Sand Hill Road, Menlo Park, CA 94025, Attn: Elias J. Blawie.

          8.7  Finder's Fee.  Pursuant to an agreement between BancBoston
               ------------
Robertson Stephens Inc. ("BancBoston") and the Company, the Company is obligated
                          ----------
to (a) pay BancBoston a commission calculated as a percentage of the gross proceeds received by the Company upon sale of the Stock, (b) reimburse BancBoston for its out-of-pocket expenses related to the sale and marketing of the Stock, including legal fees, and (c) issue a warrant to BancBoston to purchase up to 2% of the number of shares of Stock sold hereunder with an exercise price of $3.36 per share (collectively, the "BancBoston Fees"). Each
                                                      ---------------
party represents that, other than the BancBoston Fees, it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible, other than the BancBoston Fees.

          8.8  Attorney's Fees.  If any action at law or in equity (including
               ---------------
arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          8.9  Fees and Expenses.  The Company shall pay the reasonable fees and
               -----------------
expenses of Cooley Godward LLP, the counsel for the Purchasers, incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby, provided such fees and expenses do not exceed $25,000.

          8.10 Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended with the written consent of the Company and the holders of at least two-thirds of the Common Stock issued or issuable upon conversion of the Stock. Any amendment or waiver effected in accordance with this Section 8.10 shall be binding upon the Purchasers and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company. Furthermore, the Company agrees that should it issue additional shares of its Series G Preferred Stock pursuant to a purchase agreement with terms more favorable that those in this Agreement, the Company will amend this Agreement to reflect such favorable terms unless the Company receives the unanimous consent of the Board of Directors. Notwithstanding the foregoing sentence, the Company may issue warrants to purchase Series G Preferred Stock to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions with the unanimous consent of the Board of Directors.

          8.11 Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          8.12 Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any holder of any of the Stock, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          8.13 Entire Agreement.  This Agreement, and the documents referred to
               ----------------
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

          8.14 Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE
               ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

          8.15 Confidentiality.  Each party hereto agrees that, except with the
               ---------------
prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder. The provisions of this Section 8.15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

          8.16 Exculpation Among Purchasers.  Each Purchaser acknowledges that
               ----------------------------
it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Stock.

          8.17 Waiver of Conflicts.  Each party to this Agreement acknowledges
               -------------------
that Venture Law Group, counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings and other matters. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Venture Law Group's representation of certain of the Purchasers in such unrelated matters and to Venture Law Group's representation of the Company in connection with this Agreement and the transactions contemplated hereby.



                            [Signature Pages Follow]

     The parties have executed this Series G Preferred Stock Purchase Agreement as of the date first written above.

                              COMPANY:


                              PREVIEW SYSTEMS, INC.


                              By:  /s/ Vincent Pluvinage
                                   ----------------------------------------

                              Name:   Vincent Pluvinage
                                   ----------------------------------------
                                         (print)

                              Title:  President and Chief Executive Officer
                                    ---------------------------------------

                              Address:
                              1601 S. De Anza Blvd., Suite 100
                              Cupertino, CA 95014

                              PURCHASERS:

                              Each Purchaser listed on Exhibit A
                              ---------------------------------------------
                              (Print Name of Purchaser)


                              By:  /s/ Each Purchaser listed on Exhibit A
                                 ------------------------------------------
                                 (Signature)

                              Name: Each Purchaser listed on Exhibit A
                                   ----------------------------------------
                                   (Print Name of Person Signing)

                              Title:_______________________________________
                                    (Print Title, If Applicable)

                              E-mail Address:

                              Address:



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